UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 1, 2010
MEDICAL CARE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)
Nevada	000-53665	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 815, No. 2 Building, Beixiaojie, Dongzhimen Nei, Beijing, China		10009
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		011 8610 6407 0580

22 Notting Hill Gate, Suite 127, London, UK X0 W11 3JE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Appointment of Certain Officers and Directors; Departure of Certain Officers and Directors

On September 1, 2010, we appointed Mr. Sean Lee-Heung, Mr. Tan Ping and Mr. Ping Hai Shen as directors of our company.

On September 2, 2010, Minh Huong Nguyen resigned as treasurer, chief operating officer and as a member of our board of directors.

On September 2, 2010, we appointed Hui Liu as treasurer and as director of our company.

Hui Liu – Treasurer and Director

Ms. Liu has over 20 years experience with five multinational companies in roles of procurement, purchasing, sales and marketing support, office administration, and HR management. In June, 2007, Ms. Liu created Global Shero, a private company Forum to promote active Dialogue to empower women to make ‘balanced’ choices in their personal and professional lives. Her passion is the well being of women and children.

Since August 2008, Ms. Liu has held a senior managerial position in HR with Richemont, a luxury goods company with distribution and service networks throughout Europe, Asia Pacific, Japan, North and South America and South Africa. Based in Shanghai, Ms. Liu is responsible for supporting the development and execution of HR strategies as well as organizational development. Other responsibilities include driving a service culture of growth, meeting commitments, and positive employee relations as well as conducting organization assessments and upgrading talent through staffing and talent pipeline development.

From 2004 to 2007, Ms. Liu was the first local Chinese talent selected for Honeywell in an Asia Pacific senior HR management role, supporting 4 major corporate functions across 13 countries. Based in Shanghai, she partnered with regional managers in the Shared Services organization to migrate work from high host countries, from EMEA (Europe, Middle East, Africa) and North America to Shanghai and India to make Honeywell’s rapid global transformation successful. She was responsible for functional leadership to develop HR strategies and partnering with HR operations teams to manage the effective acquisition, development and management of talent. Among her primary responsibilities were working with HR operations teams to ensure the aligned and effective delivery of HR support/services to the business; working with other managers to manage talent development including mentoring; ensuring a robust pipeline of quality candidates and; executing plans to achieve positive employee relations.

From 2000 to2001, Ms. Liu was instrumental in her role as HR manager for then SmithKline Beecham, responsible for staffing in the sales and marketing department as well as the manufacturing division. In 2002, Ms. Liu was promoted to Policies and Services Director, leading the national HR team in functional transformation in the largest global pharmaceutical and consumer healthcare merger between SmithKline Beecham and Glaxo Wellcome to become GlaxoSmithKline.

In 1994, Ms. Liu relocated to Shanghai from Dalian and joined EDS/GM in 1995 in Office Administration Management. In 1999, she relocated to Beijing with Cummins Engine where she was transferred to HR. In 1991, Ms. Liu began her career with Pfizer China, a leading pharmaceutical company, in the Procurement Division in Dalian, China.  In 1990, Ms. Liu received her Bachelor degree in International Trade from Northeast University of Finance and Economics, Dalian, Liaoning Province, China.

Sean Lee Heung - Director

Mr. Lee Heung has over 15 years experience within the information technology industry in sales and marketing, channel development and program management. He has worked with client firms in the healthcare industry, specializing in software and infrastructure solutions for end users. His area of expertise is assisting these client firms to resell into the healthcare industry while obtaining the required government authorization and approvals.

Since April, 2007, Mr. Lee Heung has been a Territory Manager with Arrow ECS-IBM Group, an information technology distributor specializing in providing solutions and services focused on data storage, data management, and protection of critical business information.  His area of expertise involves helping his clients in developing and understanding the ‘big picture’ perspective of technology and the overall impact on business/customer requirements.

From 1998 to 2007, Mr. Lee Heung was an Account Executive with Agilysys KeyLink Systems Group, an enterprise computing solutions distributor. His responsibilities included helping customers resolve their IT needs, infrastructure optimization, storage and resource management. In 1995, Mr. Lee Heung received his BA Honors degree in Human Geography from Brock University in Ontario, Canada.

Ping Tan – Director

Since December, 2006, Mr. Tan is the Founder of, and has been the Chief Executive Officer of Beijing Sun Communication Advertising Agency, a company specializing in product promotions, press releases, television advertising, conference management and new product launches.  Pharmaceutical clients include Johnson & Johnson Asia, Pfizer Inc., GlaxoSmithkline plc, and Janssen Pharmaceuticals Limited.

Since May, 2006, Mr. Tan is also the Founder of, and has been the Chief Executive Officer of Beijing Sun Com Cultural Media Ltd., a media relations firm specializing in culture and arts.

Prior to 2006, Mr. Tan was the Chief Executive Officer of China Star Digital Film Co., a company that engaged in the production and distribution of feature films, television programs and documentaries targeted at both Chinese and expatriate communities in Asia. In 1991, Mr. Tan received his Bachelor degree in Automation Design from Gansu University of Technology in Lanzhou, Gansu Province, China.

Ping Hai Shen – Director

Since 2004, Mr. Shen has been Managing Director at Tianjin Xingwell Company, a company specializing in R&D, application and transfer of materials technology and the manufacturing of those materials. His area of expertise is in project and materials management and; he is currently project managing medical plastic and steel products for import/export.

From 2000 to 2004, Mr. Shen worked for various private materials and engineering companies in Tianjin, China in positions of sales, accounting and administration. In 2000, Mr. Shen received his Diploma in Mathematics from the School of Mathematical Science, Nankai University in Tianjin, China.

Our board of directors now consists of Ning C. Wu, Hui Liu, Sean Lee Heung, Ping Tan and Ping Hai Shen.  There have been no transactions between our company and any of the directors since the company’s last fiscal year which would be required to be reported herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL CARE TECHNOLOGIES INC.
/s/ Ning C. Wu
Ning C. Wu
President and Director

Date:	September 7, 2010